SUPPLEMENT DATED NOVEMBER 24, 2009

TO THE ONEAMERICA FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2009

1.)	Page 9 of the prospectus is revised to modify the year listed in the first sentence of the fifth paragraph.

The sentence currently states:

“Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2007, compared to the S&P 500(R) for one (1) year.”

The sentence is changed to the following:

“Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2008, compared to the S&P 500(R) for one (1) year.”

2.)	Page 14 of the Statement of Additional Information is revised to modify the following information in the table:
  The names of the directors, their addresses, ages, positions, principal occupation(s) during the past five (5) years, number of portfolios in the Fund complex overseen, and other directorships held by each director and executive officer are set forth below:

Name, Age and Address in 2009	Current Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Independent Directors
Jean L. Wojtowicz 7107 Royal Oakland Ct. Indianapolis, IN 46236 Age 52	Chairperson of the Board Director	Indefinite, 11/16/2007 to present; Indefinite 9/22/2003 to present	President, Cambridge Capital Management Corp. (1983 to present)	5	Vectren Corp. First Merchants Corp. & First Internet Bank of Indiana
Gilbert F. Viets 2105 N. Meridian St., Ste. 400 Indianapolis, IN 46202 Age 65	Chairman of the Audit Committee Director	Indefinite, 11/16/2007 to present; Indefinite, 9/27/2004 to present	Deputy Commissioner and Chief of Staff, Indiana Department of Transportation (12/2006 until his retirement in 11/2008); State of Indiana Office of Management & Budget (2005-12/2006); Chief Financial Officer/Chief Restructuring Officer/Special Assistant to the Chairman, ATA Holdings, Inc. (7/2004-11/2005); Associate Clinical Professor, Indiana University (8/2002-7/2004)	5	St. Vincent Hospital Indianapolis
Stephen J. Helmich, 307 Galahad Drive Franklin, IN 46131 Age 60	Director	Indefinite, 12/17/2004 to present	President, Cathedral High School (1999 to present)	5	None

Name, Age and Address in 2009	Current Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
James L. Isch* 2447 Burnham Walk Carmel, IN 46032 Age 59	Director	Indefinite, 11/12/2009 to present	Interim President, NCAA (9/2009 to present); Senior Vice President of Administration and CFO, NCAA (1998 to 9/2009)	5	None
K. Lowell Short, Jr.** 8842 Traders Landing Brownsburg, IN 46112 Age 53	Director	Indefinite, 11/16/2007 to present	CFO, Forethought Financial Group (10/06-7/07); Senior Vice President, Finance, Conseco Insurance Companies (11/86-10/06)	5	None
Interested Directors
William R. Brown*** 6674 Flowstone Way Indianapolis, IN 46237 age 70	Director	Indefinite, 11/16/2007 to present	General Counsel & Secretary, American United Life Insurance Company® (1/1986 until his retirement in 8/2002)	5	Franklin College

* Mr. Isch was elected by the majority of Board members on November 12, 2009.

** Mr. Short resigned from the Board on July 13, 2009.

*** Mr. Brown, due to his previous employment with AUL and the current receipt of deferred compensation from AUL, may also be deemed to be an “interested person” as defined by Section 2(a)(19) of the 1940 Act.

This Supplement should be retained with the Prospectus for future reference.